AMENDMENT NO. 2 TO OPTION AGREEMENT

THIS AGREEMENT made as of the 28th day of June, 2003.

BETWEEN:

MICHAEL H. SANGUINETTI, of 5479 Keith Road,
West Vancouver, British Columbia

(the "Optionor")

OF THE FIRST PART

AND:

MERRITT VENTURES CORP., of Suite 201,
810 Peace Portal Drive, Blaine, WA 98230

(the "Optionee")

OF THE SECOND PART

WHEREAS:

A.	The parties entered into an option agreement dated April 6, 2001, as amended (the “Agreement”);
B.	The parties wish to amend the Agreement to extend certain dates for completion of work programs on the Property.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1000.00 US paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1.       The Agreement is hereby amended by deleting paragraph 4(b)(i) and 4 (b)(ii) and replacing it with the following:

4 (b)(i)	paying the Optionor $1,000 US on the execution of this Agreement, the receipt which is hereby acknowledged by the Optionor; and an additional $1,000 on or before August 31, 2003;
4 (b)(ii)	incurring Exploration Expenditures of up to $15,000 US on the Property as follows:
	(A)	$5,000 US on or before June 30, 2002; and
	(B)	a further $10,000 US on or before December 31, 2003;

In the event that the Optionee spends, in any of the above periods, less than the specified sum, it may pay the Optionor the difference between the amount it actually spent and the specified sum before the expiry of that period in full satisfaction of the Exploration Expenditures to be incurred. In the event that the Optionee spends, in any period, more than the specified sum, the excess shall be carried forward and applied to the Exploration Expenditures to be incurred in succeeding periods.

2.       The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3.        This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED	)
BY MICHAEL H. SANGUINETTI	)
in the presence of:	)
)
/s/ George R. Rawsthorne	)
Signature	)
	)	/s/ Michael H. Sanguinetti
George R. Rawsthorne	)	Michael H. Sanguinetti
Name	)
)
Box 1988, Squamish, BC, V0N 3G0)
Address	)

THE COMMON SEAL OF	)
MERRITT VENTURES CORP. was	)	c/s
hereunto affixed in the presence of:	)
)
/s/ Lorrie A. Archibald	)
Authorized Signatory	)